EXHIBIT 4.2








               THE BRYAN-COLLEGE STATION FINANCIAL HOLDING COMPANY

                                       TO

                             [HARRIS TRUST COMPANY]
                                     Trustee

                              --------------------

                                    Indenture

                          Dated as of __________, 1997

                               -------------------


                                   $3,700,000

                ___% Subordinated Debentures due __________, 2002

               THE BRYAN-COLLEGE STATION FINANCIAL HOLDING COMPANY

              Reconciliation and tie between Trust Indenture Act of
                1939 and Indenture, dated as of ___________, 1997

Trust Indenture                                                    Indenture
Act Section                                                          Section

ss. 310  (a) (1) ........................................................609
         (a).............................................................609
         (a) (3)..............................................Not Applicable
         (a) (4)..............................................Not Applicable
         (b)........................................................608, 610

ss. 3.11 (a).............................................................613
         (b).............................................................613
         (c)..................................................Not Applicable

ss. 312  (a)........................................................701, 702 (a)
         (b).............................................................702 (b)
         (c).............................................................702 (c)

ss.313   (a).............................................................703
         (b).............................................................703
         (c).............................................................703
         (d).............................................................703

ss. 314  (a)(1) .........................................................704
         (a)(2)..........................................................704
         (a)(3)..........................................................704
         (a)(4)....................................................101, 1004
         (b) .................................................Not Applicable
         (c) (1) ........................................................102
         (c) (2) ........................................................102
         (c) (3) .............................................Not Applicable
         (d) .................................................Not Applicable
         (e) ............................................................102
ss. 315  (a) ............................................................601
         (b) ............................................................602
         (c) ............................................................601
         (d) ............................................................603
         (d) (1) ........................................................603
         (d) (2) ........................................................603
         (d) (3) ........................................................603
         (e) ............................................................513

ss. 316  (a) ............................................................101
         (a) (1) (A) ...............................................502, 511
         (a) (1) (B) ....................................................512
         (a) (2) .............................................Not Applicable
         (b) ............................................................515
         (c).............................................................104(c)

ss. 317  (a) (1) ........................................................503
         (a) (2) ........................................................504
         (b) .......................................................... 1003

ss. 318  (a) ............................................................107


-------------------
Note:This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                                TABLE OF CONTENTS

                                                                            Page

RECITALS OF THE COMPANY........................................................1

                                   ARTICLE ONE
                        Definitions and Other Provisions
                             of General Application

  SECTION 101.           Definitions...........................................1
           Act      ...........................................................2
           Affiliate...........................................................2
           Authenticating Agent................................................2
           Board of Directors..................................................2
           Board Resolution....................................................2
           Business Day........................................................2
           Claim    ...........................................................2
           Commission..........................................................2
           Common Stock........................................................3
           Company  ...........................................................3
           Company Request.....................................................3
           Company Order.......................................................3
           Corporate Trust Office..............................................3
           Corporation.........................................................3
           Defaulted Interest..................................................3
           Event of Default....................................................3
           Excess Proceeds.....................................................3
           Exchange Act........................................................3
           General Obligations.................................................3
           Holder   ...........................................................3
           Indebtedness for Money Borrowed.....................................3
           Indenture...........................................................4
           Interest Payment Date...............................................4
           Junior Securities...................................................4
           Major Depository Institution Subsidiary.............................4
           Maturity ...........................................................4

Note:This table of contents shall not, for any purpose, be deemed to be a part of the Indenture

           Officers' Certificate...............................................4
           Opinion of Counsel..................................................4
           OTS      ...........................................................4
           Outstanding.........................................................5
           Paying Agent........................................................5
           Person   ...........................................................5
           Predecessor Security................................................5
           Proceeding..........................................................6
           Regular Record Date.................................................6
           Securities..........................................................6
           Securities Payment..................................................6
           Security Register...................................................6
           Security Registrar..................................................6
           Senior Indebtedness.................................................6
           Special Record Date.................................................6
           Stated Maturity.....................................................6
           Subsidiary..........................................................6
           Trustee  ...........................................................7
           Trust Indenture Act.................................................7
           Vice President......................................................7
  SECTION 102.    Compliance Certificates and Opinions.........................7
  SECTION 103.    Form of Documents Delivered to Trustee.......................8
  SECTION 104.    Acts of Holders; Record Dates................................8
  SECTION 105.    Notices, Etc., to Trustee and Company........................9
  SECTION 106.    Notice to Holders; Waiver...................................10
  SECTION 107.    Conflict with Trust Indenture Act...........................10
  SECTION 108.    Effect of Headings and Table of Contents....................10
  SECTION 109.    Successors and Assigns......................................10
  SECTION 110.    Separability Clause.........................................10
  SECTION 111.    Benefits of Indenture.......................................10
  SECTION 112.    Governing Law...............................................11
  SECTION 113.    Legal Holidays..............................................11


Note:This table of contents shall not, for any purpose, be deemed to be a part of the Indenture

                                   ARTICLE TWO
                                 Security Forms

  SECTION 201.    Forms Generally.............................................11
  SECTION 202.    Form of Face of Security....................................12
  SECTION 203.    Form of Reverse of Security.................................14
  SECTION 204.    Form of Trustee's Certificate of Authentication.............16

                                  ARTICLE THREE
                                 The Securities


  SECTION 301.    Title and Terms.............................................16
  SECTION 302.    Denominations...............................................17
  SECTION 303.    Execution, Authentication, Delivery and Dating..............17
  SECTION 304.    Temporary Securities........................................18
  SECTION 305.    Registration; Registration of Transfer and Exchange.........18
  SECTION 306.    Mutilated, Destroyed, Lost and Stolen Securities............19
  SECTION 307.    Payment of Interest; Interest Rights Preserved..............20
  SECTION 308.    Persons Deemed Owners.......................................21
  SECTION 309.    Cancellation................................................21
  SECTION 310.    Computation of Interest.....................................21
  SECTION 311.    CUSIP Numbers...............................................21

                                  ARTICLE FOUR
                           Satisfaction and Discharge

  SECTION 401.    Satisfaction and Discharge of Indenture.....................22
  SECTION 402.    Application of Trust Money..................................23

                                  ARTICLE FIVE
                                    Remedies

  SECTION 501.    Events of Default...........................................23
  SECTION 502.    Acceleration of Maturity; Rescission and Annulment..........25


Note:This table of contents shall not, for any purpose, be deemed to be a part of the Indenture

  SECTION 503.    Collection of Indebtedness and Suits for Enforcement by
                  Trustee.....................................................26
  SECTION 504.    Trustee May File Proofs of Claim............................27
  SECTION 505.    Trustee May Enforce Claims Without Possession of
                  Securities..................................................27
  SECTION 506.    Application of Money Collected..............................28
  SECTION 507.    Limitation on Suits.........................................28
  SECTION 508.    Restoration of Rights and Remedies..........................29
  SECTION 509.    Rights and Remedies Cumulative..............................29
  SECTION 510.    Delay or Omission Not Waiver................................29
  SECTION 511.    Control by Holders..........................................29
  SECTION 512.    Waiver of Past Defaults.....................................30
  SECTION 513.    Undertaking for Costs.......................................30
  SECTION 514.    Waiver of Stay or Extension Laws............................31
  SECTION 515.    Unconditional Right of Holders to Receive Principal,
                  Premium and Interest........................................31

                                   ARTICLE SIX
                                   The Trustee

  SECTION 601.    Certain Duties and Responsibilities.........................31
  SECTION 602.    Notice of Defaults..........................................32
  SECTION 603.    Certain Rights of Trustee...................................32
  SECTION 604.    Not Responsible for Recitals or Issuance of Securities......33
  SECTION 605.    May Hold Securities.........................................33
  SECTION 606.    Money Held in Trust.........................................34
  SECTION 607.    Compensation and Reimbursement..............................34
  SECTION 608.    Disqualification; Conflicting Interests.....................34
  SECTION 609.    Corporate Trustee Required; Eligibility.....................35
  SECTION 610.    Resignation and Removal; Appointment of Successor...........35
  SECTION 611.    Acceptance of Appointment by Successor......................36
  SECTION 612.    Merger, Conversion, Consolidation or Succession to Business.36
  SECTION 613.    Preferential Collection of Claims Against Company...........37
  SECTION 614.    Appointment of Authenticating Agent.........................37



Note:This table of contents shall not, for any purpose, be deemed to be a part of the Indenture

                                  ARTICLE SEVEN
                Holders' Lists and Reports by Trustee and Company

  SECTION 701.    Company to Furnish Trustee Names and Addresses
                  of Holders..................................................39
  SECTION 702.    Preservation of Information; Communications to Holders......39
  SECTION 703.    Reports by Trustee..........................................39
  SECTION 704.    Reports by Company..........................................40

                                  ARTICLE EIGHT
              Consolidation, Merger, Conveyance, Transfer or Lease

  SECTION 801.    Company May Consolidate, Etc., Only on Certain Terms........40
  SECTION 802.    Successor Substituted.......................................41

                                  ARTICLE NINE
                             Supplemental Indentures

  SECTION 901.    Supplemental Indentures Without Consent of Holders..........41
  SECTION 902.    Supplemental Indentures With Consent of Holders.............42
  SECTION 903.    Execution of Supplemental Indentures........................43
  SECTION 904.    Effect of Supplemental Indentures...........................43
  SECTION 905.    Conformity with Trust Indenture Act.........................43
  SECTION 906.    Reference in Securities to Supplemental Indentures..........43

                                   ARTICLE TEN
                                    Covenants

  SECTION 1001.   Payment of Principal, Premium and Interest..................44
  SECTION 1002.   Maintenance of Office or Agency.............................44
  SECTION 1003.   Money for Securities Payments to Be Held in Trust...........44
  SECTION 1004.   Statement by Officers as to Default.........................45
  SECTION 1005.   Existence...................................................45
  SECTION 1006.   Limitations on Dividends, Redemptions, Etc..................46
  SECTION 1007.   Payment of Taxes and Other Claims...........................46
  SECTION 1008.   Maintenance of Properties...................................46


Note:This table of contents shall not, for any purpose, be deemed to be a part of the Indenture

  SECTION 1009.   Waiver of Certain Covenants.................................46
  SECTION 1010.   Maintenance of Status of Subsidiaries as Insured Depository
                  Institutions................................................47

                                 ARTICLE ELEVEN
                           Subordination of Securities

  SECTION 1101.   Securities Subordinate to Senior Indebtedness...............47
  SECTION 1102.   Payment Over of Proceeds Upon Dissolution, Etc..............47
  SECTION 1103.   Prior Payment to Senior Indebtedness Upon Acceleration
                  of Securities...............................................48
  SECTION 1104.   No Payment When Senior Indebtedness in Default..............49
  SECTION 1105.   Payment Permitted If No Default.............................49
  SECTION 1106.   Subrogation to Rights of Holders of Senior Indebtedness.....50
  SECTION 1107.   Provisions Solely to Define Relative Rights.................50
  SECTION 1108.   Trustee to Effectuate Subordination and Payment Provisions..51
  SECTION 1109.   No Waiver of Subordination Provisions.......................51
  SECTION 1110.   Notice to Trustee...........................................51
  SECTION 1111.   Reliance on Judicial Order or Certificate of Liquidating
                  Agent.......................................................52
  SECTION 1112.   Trustee Not Fiduciary for Holders of Senior Indebtedness
                  (or Creditors in Respect of General Obligations)............52
  SECTION 1113.   Rights of Trustee as Holder of Senior Indebtedness
                  (or Creditor); Preservation of Trustee's Rights.............53
  SECTION 1114.   Article Applicable to Paying Agents.........................53
  SECTION 1115.   Payment of Proceeds in Certain Cases........................53

                                 ARTICLE TWELVE
                                  Miscellaneous

  SECTION 1201.   Rules by Trustee, Paying Agent and Registrar................54
  SECTION 1202.   Counterparts................................................55
  SECTION 1203.   Further Instruments and Acts................................55




Note:This table of contents shall not, for any purpose, be deemed to be a part of the Indenture

     INDENTURE, dated as of __________, 1997, between The Bryan-College Station Financial Holding Company, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), having its principal office at 2900 Texas Avenue, Bryan, Texas 77802, and [HARRIS TRUST COMPANY], a banking corporation duly organized and existing under the laws of the State of [________], as Trustee (herein called the "Trustee").

                             RECITALS OF THE COMPANY

     The Company has duly authorized the creation of an issue of its ____% Subordinated Debentures due _______, 2002 (herein called the "Securities") of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.

     All things necessary to make the Securities, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company, in accordance with their and its terms, have been done.

     NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                                   ARTICLE ONE
                        Definitions and Other Provisions
                             of General Application

     SECTION 101. Definitions. For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

          (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation; and

          (4) the words "herein," "hereof" and "hereunder" and other words of similar import" refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

     "Act," when used with respect to any Holder,  has the meaning  specified in
Section 104.

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control," when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing."

     "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 614 to act on behalf of the Trustee to authenticate Securities.

     "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

     "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

     "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in Texas or New York are authorized or obligated by law or executive order to close.

     "Claim" shall have the meaning assigned thereto in Section 101(5) of the Bankruptcy Code of 1978, as amended to the date of this Indenture.

     "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

     "Common Stock" includes any stock of any class of the Company which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company and which is not subject to redemption by the Company.

     "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

     "Company Request" or "Company Order" means, respectively, a written request or order signed in the name of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

     "Corporate Trust Office" means the principal office of the Trustee in Chicago, Illinois at which at any particular time its corporate trust business shall be administered.

     "Corporation"  means  a  corporation,   association,  company,  joint-stock
company or business trust.

     "Defaulted Interest" has the meaning specified in Section 307.

     "Event of Default" has the meaning specified in Section 501.

     "Excess Proceeds" has the meaning specified in Section 1115.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "FDIC" means the Federal Deposit Insurance Corporation or its successor.

     "General Obligations" means all obligations of the Company to make payment on account of claims of general creditors, other than (A) obligations on account of Senior Indebtedness and (B) obligations on account of the Securities and indebtedness for money borrowed ranking pari passu with or subordinate to the Securities.

     "Holder" means a Person in whose name a Security is registered in the Security Register.

     "Indebtedness for Money Borrowed," when used with respect to the Company, means any obligation of, or any obligation guaranteed by, the Company for the repayment of borrowed money, whether or not evidenced by bonds, debentures, notes or other written instruments, and any deferred obligation for the payment of the purchase price of property or assets.

     "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively.

     "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

     "Junior Securities" means (1) shares of Common Stock, (2) shares of any other class or classes of capital stock of the Company, (3) any other non-debt securities of the Company (whether or not such other securities are convertible into Junior Securities of the Company), or (4) debt securities of the Company (other than the Securities) as to which, in the instrument creating or evidencing the same or pursuant to which the same is outstanding, it is provided that such debt securities are not Senior Indebtedness with respect to, or do not rank pari passu with, the Securities.

     "Major Depository Institution Subsidiary" means a Subsidiary that is an insured depository institution and that is under the "control" of the Company (as such term is defined in 12 C.F.R. ss. 574.4(a)); provided, however, that any Subsidiary that had consolidated quarterly average total assets that were less than 20% of the Company's consolidated quarterly average total assets for the most recently available quarter shall not be deemed to be a Major Depository Institution Subsidiary.

     "Maturity," when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

     "Officers' Certificate" means a certificate signed by the Chairman of the Board, a Vice Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee. One of the officers signing an Officers' Certificate given pursuant to Section 1004 shall be the principal executive, financial or accounting officer of the Company.

     "Opinion of Counsel" means a written opinion of counsel delivered to the Trustee, who may be counsel for the Company, and who shall be acceptable to the Trustee.

     "OTS" means the Office of Thrift Supervision or its successor.

     "Outstanding," when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

          (i) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

          (ii) Securities for whose payment money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own paying Agent) for the Holders of such Securities; and

          (iii) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any affiliate of the Company or of such other obligor.

     "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Company.

     "Person" means any individual, corporation, partnership, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

     "Proceeding" has the meaning specified in Section 1102.

     "Regular Record Date" for the interest payable on any Interest Payment Date means July 1, October 1, January 1 or April 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

     "Securities" has the meaning specified in the Recitals to this Indenture.

     "Securities Payment" has the meaning specified in Section 1102.

     "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

     "Senior Indebtedness" means the principal of (and premium, if any) and interest on the following, whether outstanding at the date of execution of this Indenture or thereafter incurred, assumed or created: (a) indebtedness of the Company for money borrowed or purchased, similar obligations arising from off-balance sheet guarantees and direct credit substitutes, and obligations associated with derivative products such as interest and foreign exchange rate contracts, commodity contracts, and similar arrangements, and (b) any deferrals, renewals, extensions and refundings of any such Senior Indebtedness; other than
(i) any indebtedness or obligation as to which, in the instrument creating or evidencing the same or pursuant to which the same is outstanding, it is expressly provided that such obligation (A) is not Senior Indebtedness with respect to the Securities or (B) ranks pari passu with the Securities; and (ii) indebtedness evidenced by the Securities.

     "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

     "Stated Maturity," when used with respect to any Security or any installment of interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of interest is due and payable.

     "Subsidiary" means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the

Company and one or more other Subsidiaries. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

     "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

     "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

     "Vice President," when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

SECTION 102. Compliance Certificates and Opinions.

     Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirement set forth in this Indenture.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

          (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether or not, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 103. Form of Documents Delivered to Trustee.

     In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 104. Acts of Holders; Record Dates.

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by their agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are received by the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

     (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

     (c) The Company may, in the circumstances permitted by the Trust Indenture Act, by Board Resolution fix any day as the record date for the purpose of determining the Holders entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted to be given or taken by Holders. If not set by the Company prior to the first solicitation of a Holder made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 701) prior to such first solicitation or vote, as the case may be. With regard to any record date, only the Holders on such date (or their duly designated proxies) shall be entitled to give or take, or vote on, the relevant action.

     (d) The ownership of Securities shall be proved by the Security Register.

     (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

SECTION 105. Notices, Etc., to Trustee and Company.

     Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office; or

          (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

SECTION 106. Notice to Holders; Waiver.

     Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

SECTION 107. Conflict with Trust Indenture Act.

     If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

SECTION 108. Effect of Headings and Table of Contents.

     The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 109. Successors and Assigns.

     All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

SECTION 110. Separability Clause.

     In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 111. Benefits of Indenture.

     Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than (a) the parties hereto and their successors hereunder, (b) the holders of Senior Indebtedness, (c) the Holders of Securities and (d) subject to Section 901, the creditors in respect of General Obligations, any benefit-or any legal or equitable right, remedy or claim under this Indenture.

SECTION 112. Governing Law.

     This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of Delaware.

SECTION 113. Legal Holidays.

     In any case where any Interest Payment Date, Stated Maturity or any other payment date of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, or at the Stated Maturity, or on such other payment date, and no interest shall accrue for the period from and after such Interest Payment Date, Stated Maturity, or other payment date, as the case may be.

                                   ARTICLE TWO
                                 Security Forms

SECTION 201. Forms Generally.

     The Securities and the Trustee's certificates of authentication shall be in substantially the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities.

     The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

SECTION 202. Form of Face of Security.

     THIS SECURITY IS NOT A DEPOSIT OR SAVINGS ACCOUNT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.


                    THE BRYAN-COLLEGE STATION HOLDING COMPANY

                 ____% Subordinated Debenture due _______, 2002

No.                                                               $

The Bryan-College Station Holding Company, a corporation duly organized and existing under the laws of Delaware (herein called the "Company," which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to , or registered assigns, the principal sum of $ Dollars on __________, 2002, and to pay interest thereon from _________, 1998 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, quarterly on July 15, October 15, January 15 and April 15 in each year, commencing ________, 1997, at the rate of ____% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be July 1, October 1, January 1 and April 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the [CITY OF _______, ________,] in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.


Dated:                          THE BRYAN-COLLEGE STATION HOLDING COMPANY



                                            By:
                                               ---------------------------------
                                                     Name:
                                                     Title:

[Corporate Seal]
Attest:

---------------------

TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Securities referred to in the within-mentioned Indenture.

[HARRIS TRUST COMPANY]

By:
   -------------------------
         Authorized Officer
Date:

SECTION 203. Form of Reverse of Security.

     This Security is one of a duly authorized issue of Securities of the Company designated as its ____% Subordinated Debentures due ________ , 2002
(herein called the "Securities"), limited in aggregate principal amount to $__________, issued and to be issued under an Indenture, dated as of ________ _, 1997 (herein called the "Indenture"), between the Company and [_____________________________], as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the holders of Senior Indebtedness and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered.

     The indebtedness evidenced by this Security is, to the extent provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness, and this Security is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee his attorney-in-fact for any and all such purposes.

     If an Event of Default shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

     The indebtedness evidenced by this Security is issued subject to the provisions of the Indenture regarding payments to creditors in respect of General Obligations (as defined in the Indenture). In particular, the Indenture provides that if upon the occurrence of certain events of bankruptcy or insolvency relating to the Company, there remains, after giving effect to the subordination provisions referred to in the preceding paragraph, any amount of cash, property or securities available for payment or distribution in respect of Securities (as defined in the Indenture, "Excess Proceeds"), and if, at such time, any creditors in respect of General Obligations have not received payment in full of all amounts due or to become due on or in respect of such General Obligations, then such Excess Proceeds shall first be applied to pay or provide for the payment in full of such General Obligations before any payment or distribution may be made in respect of Securities.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a 66-2/3% in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in the [CITY OF _______], duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

     No recourse shall be had for the payment of the principal of or interest on this Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplement thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or any incorporator, stockholder, officer or director of any successor at law of the Company or by the enforcement of any assessment or penalty or otherwise against such person, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

     Each Holder of a Security covenants and agrees by his or her acceptance thereof to comply with and be bound by the foregoing provisions.

     This Security is unsecured by any collateral, including the assets of the Company or any of its Subsidiaries or other Affiliates.


SECTION 204. Form of Trustee's Certificate of Authentication.

     This  is  one  of  the  Securities  referred  to  in  the  within-mentioned
Indenture.



                                                    ----------------------------
                                                                      as Trustee


                                                 By:
                                                    ----------------------------
                                                              Authorized Officer
                                                 Date:


                                  ARTICLE THREE
                                 The Securities

SECTION 301. Title and Terms.

     The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to $_______, except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 304, 305, 306 or 906.

     The Securities shall be known and designated as the "____% Subordinated Debentures due ________ , 2002" of the Company. Their Stated Maturity shall be ________ _, 2002, and they shall bear interest at the rate of ____% per annum, from ________ _, 1997 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, payable quarterly on July 15, October 15, January 15 and April 15, commencing __________, 1998, until the principal thereof is paid or made available for payment.

     The principal of (and premium, if any) and interest on the Securities shall be payable at the office or agency of the Company in the [CITY OF _______] maintained for such purpose and at any other office or agency maintained by the Company for such purpose; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

     The Securities shall be subordinated in right of payment to Senior Indebtedness as provided in Article Eleven.

SECTION 302. Denominations.

     The Securities shall be issuable only in registered form without coupons and only in denominations of $1,000 and any integral multiple thereof.

SECTION 303. Execution, Authentication, Delivery and Dating.

     The Securities shall be executed on behalf of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

     Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

     At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities; and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities as in this Indenture provided and not otherwise.

     Each Security shall be dated the date of its authentication.

     No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

SECTION 304. Temporary Securities.

     Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

     If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at any office or agency of the Company designated pursuant to Section 1002, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

SECTION 305. Registration; Registration of Transfer and Exchange.

     The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 1002 being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

     Upon surrender for registration of transfer of any Security at an office or agency of the Company designated pursuant to Section 1002 for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denominations and of a like aggregate principal amount.

     At the option of the Holder, Securities may be exchanged for other Securities of any authorized denominations and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

     All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

     Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder thereof or his attorney duly authorized in writing,

     No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304 or 906 not involving any transfer.

SECTION 306. Mutilated, Destroyed, Lost and Stolen Securities.

     If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

     If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

     In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

     Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

     Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

     The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 307. Payment of Interest; Interest Rights Preserved.

     Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

     Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

          (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

          (2) The  Company  may make  payment of any  Defaulted  Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

     Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

SECTION 308. Persons Deemed Owners.

     Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 307) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

SECTION 309. Cancellation.

     All Securities surrendered for payment, redemption, registration of transfer or exchange or conversion shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be disposed of as directed by a Company Order.

SECTION 310. Computation of Interest.

     Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.

SECTION 311. CUSIP Numbers.

     The Company, in issuing Securities, may use a "CUSIP" number and, if so, the Trustee shall use the CUSIP number in any notice to Holders as a convenience to such Holders; provided, that any such notice may state that no representation is made as to the correctness or accuracy of the CUSIP number printed in the notice or on the Securities and that reliance may be placed only on the other identification numbers printed on the Securities. The Company shall promptly notify the Trustee of any change in CUSIP number.


                                  ARTICLE FOUR
                           Satisfaction and Discharge

SECTION 401. Satisfaction and Discharge of Indenture.

     This Indenture shall cease to be of further effect (except as to any surviving rights of conversion, registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

       (1) either

               (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

               (B) all such Securities not theretofore delivered to the Trustee for cancellation

                    (i) have become due and payable, or

                    (ii) will  become due and payable at their  Stated  Maturity within one year,

          and the Company, in the case of (i) or (ii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity, as the case may be;

       (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

       (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

     Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 607 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

SECTION 402. Application of Trust Money.

     Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent
(including the Company acting as its own Paying Agent) as the Trustee may determine, to the

Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee.

                                  ARTICLE FIVE
                                    Remedies

SECTION 501. Events of Default.

     "Event of Default," wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be occasioned by the provisions of Article Eleven or be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (1) the entry by a court having jurisdiction in the premises of a decree or order for relief in respect of the Company in an involuntary case or proceeding under the Federal bankruptcy laws or any other applicable federal or state law, as now or hereafter constituted, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of the Company or substantially all of its property, or for the winding up or liquidation of its affairs, shall have been entered, and such decree or order shall have continued undischarged and unstayed for a period of 60 consecutive days; or

          (2) the commencement by the Company of a voluntary case or proceeding under the Federal bankruptcy laws or any other applicable federal or state law, as now or hereafter constituted, or the consent by the Company to the entry of a decree or order for relief in an involuntary case or proceeding under any such law or shall consent to the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of it or substantially all of its property or shall make an assignment for the benefit of creditors; or

          (3) (A) the appointment by the OTS or the FDIC (or other competent government agency having primary regulatory authority over any Major Depository Institution Subsidiary) under any applicable federal or state banking, insolvency or other similar law now or hereafter in effect of a receiver, conservator, liquidator or other similar official for any Major Depository Institution Subsidiary or for all or substantially all of its assets or (B) the entry of a decree or order in any case or proceeding under any applicable federal or state banking, insolvency or other similar law now or hereafter in effect adjudging any Major Depository Institution Subsidiary insolvent or bankrupt, or appointing any receiver, conservator or other similar official for any Major Depository Institution Subsidiary or for all or substantially all of its assets, or ordering the winding up or liquidation of its affairs; or

          (4) (A) the filing by any Major Depository Institution Subsidiary with the OTS or the FDIC (or other competent government agency having primary regulatory authority over any Major Depository Institution Subsidiary) of a notice of voluntary liquidation or other similar action under any applicable federal or state banking, insolvency or other similar law now or hereafter in effect or (B) the commencement by any Major Depository Institution Subsidiary of any case or proceeding under any applicable federal or state banking, insolvency or other similar law now or hereafter in effect to be adjudicated insolvent or bankrupt or seeking the appointment of a receiver, conservator, liquidator or other similar official for any Major Depository Institution Subsidiary or for all or substantially all of its assets, or the consent by any Major Depository Institution Subsidiary to the entry of a decree or order in any case or proceeding under the federal or state banking, insolvency or other similar laws adjudging any Major Depository Institution Subsidiary insolvent or bankrupt, or appointing any receiver, conservator, liquidator or other similar official for any Major Depository Institution Subsidiary or for all or substantially all of its assets, or ordering the winding up or liquidation of its affairs, or the taking of any corporate action by any Major Depository Institution Subsidiary in furtherance of such action; or

          (5) default in the payment of any interest upon any Security or any amount payable hereunder when the same shall become due and payable, and continuance of such default for a period of 30 days; or

          (6) default in the payment of the principal of (or premium, if any, on) any Security when the same shall become due and payable, whether at the Stated Maturity thereof, by acceleration or otherwise.

          (7)  default  in  the  performance,   or  breach,   of  any  covenant,
     representation  or  warranty  of the Company  contained  in this  Indenture
     (other than a covenant, representation or warranty a default in whose performance or whose breath is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (8) a default under any bond, debenture, note or other evidence of indebtedness for money borrowed by the Company or a Subsidiary or under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company or a Subsidiary (including this Indenture), whether such indebtedness now exists or shall hereafter be created, which default shall have resulted (i) in a failure to pay an aggregate principal amount exceeding $1,000,000 of such indebtedness when due or upon the expiration of any applicable grace period with respect thereto or (ii) in such indebtedness in an amount exceeding $1,000,000 becoming or, with the giving of notice or lapse of time or both, being declared due and payable prior to the date on which it would otherwise have become due and payable, without such indebtedness having been discharged, or such acceleration having been rescinded or annulled, within a period of 10 days after there shall have been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities a written notice specifying such default and requiring the Company to cause such indebtedness to be discharged or cause such acceleration to be rescinded or annulled and stating that such notice is a "Notice of Default" hereunder; provided, however, that a default under any such other bond, debenture, note, evidence of indebtedness for money borrowed, mortgage, indenture or instrument shall not be deemed to have occurred if and so long as the Company shall contest the validity thereof in good faith by appropriate proceedings.

SECTION 502. Acceleration of Maturity; Rescission and Annulment.

     (a) If an Event of Default occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities may declare the principal of all the Securities to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal shall become immediately due and payable.

     (b) At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

          (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

               (A) all overdue interest on all Securities,

               (B) the principal of (and premium, if any, on) any Securities which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Securities,

               (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate borne by the Securities, and

               (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

         and

          (2) all Events of Default  have been  cured or waived as  provided  in
     Section 512.

     No such rescission shall affect any subsequent default or impair any right consequent thereon.

SECTION 503. Collection of Indebtedness and Suits for Enforcement by Trustee.

     The Company covenants that if any of the Events of Default specified in paragraphs (5) or (6) of Section 501 occurs, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest, and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate borne by the Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

     If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

     If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 504. Trustee May File Proofs of Claim.

     In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company (or any other obligor upon the Securities), its property or its creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 607.

     No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and may be a member of the creditors' committee in any such proceeding.

SECTION 505. Trustee May Enforce Claims Without Possession of Securities.

     All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

SECTION 506. Application of Money Collected.

     Subject to Article Eleven, any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          FIRST: To the payment of all amounts due the Trustee under Sections 503 and 607; and

          SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively; and

          THIRD: The balance, if any, to the Company.

SECTION 507. Limitation on Suits.

     No Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

          (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

          (2) the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

SECTION 508. Restoration of Rights and Remedies.

     If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 509. Rights and Remedies Cumulative.

     Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 510. Delay or Omission Not Waiver.

     No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 511. Control by Holders.

     The Holders of a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, provided that

          (1) such direction shall not be in conflict with any rule of law or with this Indenture;

          (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction; and

          (3) that (subject to the provisions of Section 601) the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, shall determine that the action or proceeding so directed may not lawfully be taken, or if the Trustee in good faith shall determine that the action or proceedings so directed might involve the Trustee in personal liability or if the Trustee in good faith shall so determine that the actions or forbearances specified in or pursuant to such direction shall be unduly prejudicial to the interest of Holders not joining in the giving of said direction, it being understood that (subject to Section 601) the Trustee shall have no duty to ascertain whether or not such actions or forbearances are unduly prejudicial to such Holders.

SECTION 512. Waiver of Past Defaults.

     The Holders of not less than a majority in principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past default hereunder and its consequences, except a default

          (1) in the payment of the principal of (or premium, if any) or interest on any Security, or

          (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

     Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 513. Undertaking for Costs.

     In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company; and provided further that the provisions of this Section shall not apply to any suit instituted by such Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than ten per centum (10%) in principal amount of the Securities, or to any suit instituted by any Holder for the enforcement of the payment of the principal of or interest on any Security, on or after the respective due dates expressed in such Security.

SECTION 514. Waiver of Stay or Extension Laws.

     The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

SECTION 515. Unconditional Right of Holders to Receive Principal, Premium and Interest.

     Notwithstanding any other provision in this Indenture, the Holder of any Securities shall have the right, which is absolute and unconditional, to receive payment of the principal of and any premium and any interest on such Securities on the Stated Maturity expressed in such Securities and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

                                   ARTICLE SIX
                                   The Trustee

SECTION 601. Certain Duties and Responsibilities.

     The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION 602. Notice of Defaults.

     The Trustee shall give the Holders notice of any default hereunder known to the Trustee as and to the extent provided by the Trust Indenture Act; provided, however, that in the case of any Event of Default of the character specified in
Section 501(5), (7) or (8), no such notice to Holders shall be given until at least 30, 60 or 10 days, respectively, after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

SECTION 603. Certain Rights of Trustee.

     Subject to the provisions of Section 601:

          (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

          (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

          (d) before the Trustee acts or refrains from acting, the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

          (h) the Trustee shall not be liable for any action taken or omitted by it in good faith and with due care and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture;

          (i) the Trustee shall not be required to give any bond or surety in respect of the performance of its powers and duties hereunder;

          (j) the permissive rights of the Trustee to do things enumerated in this Indenture shall not be construed as a duty and the Trustee shall not be answerable for other than its negligence or willful misconduct; and

          (k) except for (i) a default under Sections  501(5) or (6) hereof,  or
     (ii) any other event of which the Trustee has "actual knowledge" and which event, with the giving of notice or the passage of time or both, would constitute an Event of Default under this Indenture, the Trustee shall not be deemed to have notice of any default or event unless specifically notified in writing of such event by the Company or the Holders of not less than 25% in aggregate principal amount of the Securities Outstanding; as used herein, the term "actual knowledge" means the actual fact or statement of knowing, without any duty to make any investigation with regard thereto.

SECTION 604. Not Responsible for Recitals or Issuance of Securities.

     The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

SECTION 605. May Hold Securities.

     The Trustee, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such other agent.

SECTION 606. Money Held in Trust.

     Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed to in writing with the Company.

SECTION 607. Compensation and Reimbursement.

     The Company agrees

          (1) to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or willful misconduct;

          (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or willful misconduct on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against or investigating any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder;

          (4) to treat as an administrative expense priority pursuant to 11 U.S.C. ss. 503, any expenses incurred by the Trustee or compensation for services rendered to the Company by the Trustee after any Event of Default as defined in Section 501; and

          (5) the obligations of the Company under this Section to compensate the Trustee, to pay or reimburse the Trustee for expenses, disbursements and advances and to indemnify and hold harmless the Trustee shall constitute General Obligations hereunder and shall survive the satisfaction and discharge of this Indenture.

SECTION 608. Disqualification; Conflicting Interests.

     If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

SECTION 609. Corporate Trustee Required; Eligibility.

     There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 610. Resignation and Removal; Appointment of Successor.

     (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 611.

     (b) The Trustee may resign at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Securities, delivered to the Trustee and to the Company.

     (d) If at any time:

          (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

          (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

          (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to Section 513, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

     (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within 90 days after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company
                                      -38-
and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and-all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

     (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders in the manner provided in Section 106. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

SECTION 611. Acceptance of Appointment by Successor.

     Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

     No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 612. Merger, Conversion, Consolidation or Succession to Business.

     Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 613. Preferential Collection of Claims Against Company.

     If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

SECTION 614. Appointment of Authenticating Agent.

     The Trustee may appoint an Authenticating Agent or Agents which shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon original issue and upon exchange, registration of transfer, or pursuant to
Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Whenever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such references shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

     Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

     An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of
resignation  or  upon  such  a  termination,   or  in  case  at  any  time  such
Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall give notice of such appointment to all Holders in the manner provided in Section 106. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor authenticating Agent shall be appointed unless eligible under the provisions of this Section.

     The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 607.

     If an appointment is made pursuant to this Section, the Securities may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

   "This is one of the Securities described in the within-mentioned Indenture.



                                                     By
                                                        ------------------------
                                                         As Authenticating Agent


                                                     By
                                                        ------------------------
                                                             Authorized Officer"

                                  ARTICLE SEVEN
                Holders' Lists and Reports by Trustee and Company

SECTION 701. Company to Furnish Trustee Names and Addresses of Holders.

     The Company will furnish or cause to be furnished to the Trustee

     (a) quarterly, not more than 15 days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date, and

     (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

SECTION 702. Preservation of Information; Communications to Holders.

     (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 701 upon receipt of a new list so furnished.

     (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.

     (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

SECTION 703. Reports by Trustee.

     The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. At the time of such transmission to Holders, a copy of each such report shall be filed with each stock exchange upon which the securities are listed, and also with the Commission.

SECTION 704. Reports by Company.

     The Company shall file with the Trustee and the Commission, and transmit to the Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; and the Company shall file with the Commission, and transmit to the Trustee and the Holders, such information, documents or reports required to be filed with the Commission pursuant to
Section 13 or 15(d) of the Exchange Act within 15 days after the same is so required to be filed with the Commission. Notwithstanding that the Company may not be required to remain subject to the reporting requirements of Sections 13 and 15(d) of the Exchange Act, the Company shall continue to file with the Commission and provide the Trustee and Holders with the annual reports, documents and other reports which are specified in Sections 13 and 15(d) of the Exchange Act. The Company shall also comply with the other provisions of Section 314(a) of the Trust Indenture Act.


                                  ARTICLE EIGHT
              Consolidation, Merger, Conveyance, Transfer or Lease

SECTION 801. Company May Consolidate, Etc., Only on Certain Terms.

     The Company shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and the Company shall not permit any Person to consolidate with or merge into the Company or convey, transfer or lease its properties and assets substantially as an entirety to the Company, unless:

          (1) in case the Company shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation, partnership or trust, shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Securities and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed by it; and

          (2) immediately after giving effect to such transaction, no default or Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing; and

          (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

SECTION 802. Successor Substituted.

     Upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 801, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.


                                  ARTICLE NINE
                             Supplemental Indentures

SECTION 901. Supplemental Indentures Without Consent of Holders.

     Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

          (2) to add to the covenants of the Company for the benefit of the Holders, or to provide collateral to secure the payment of the Securities, or to surrender any right or power herein conferred upon the Company; or

          (3) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee; or

          (4) to add any additional Events of Default; or

          (5) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture; provided that such action pursuant to this clause (5) shall not adversely affect the interests of the Holders in any material respect; or

          (6) to comply with the requirements of the Commission in order to effect or maintain the qualification of this Indenture under the Trust Indenture Act.

     Notwithstanding any provision in this Indenture or otherwise, the rights of creditors in respect of General Obligations under this Indenture and otherwise in respect of the Securities may, at any time and from time to time, be reduced or eliminated by a supplemental indenture entered into by the Company and the Trustee, which, supplemental indenture will not require the consent of the Holders of Securities or any creditor in respect of General Obligations.

SECTION 902. Supplemental Indentures With Consent of Holders.

     With the consent of the Holders of not less than 66 2/3% in principal amount of the Outstanding Securities, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

          (1) change the Stated Maturity of the principal of, or any installment of interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable in respect thereof, or change the place of payment where, or the coin or currency in which, any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof, or modify the provisions of this Indenture with respect to the subordination of the Securities in a manner adverse to the Holders, or

          (2) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

          (3) modify any of the provisions of this Section or Section 512, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby.

     It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 903. Execution of Supplemental Indentures.

     In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 904. Effect of Supplemental Indentures.

     Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 905. Conformity with Trust Indenture Act.

     Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

SECTION 906. Reference in Securities to Supplemental Indentures.

     Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

                                   ARTICLE TEN
                                    Covenants

SECTION 1001. Payment of Principal, Premium and Interest.

     The Company will duly and punctually pay the principal of (and premium, if any) and interest on the Securities in accordance with the terms of the Securities and this Indenture.

SECTION 1002. Maintenance of Office or Agency.

     The Company will maintain in [_______, ________] an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

     The Company may also from time to time designate one or more other offices or agencies (in or outside [_______, ________]) where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in [_______, ________] for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

SECTION 1003. Money for Securities Payments to Be Held in Trust.

     If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

     Whenever the Company shall have one or more Paying Agents, it will, prior to each due date of the principal of (and premium, if any) or interest on any Securities, deposit with a paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

     The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (i) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and (ii) during the continuance of any default by the Company (or any other obligor upon the Securities) in the making of any payment in respect of the Securities, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent as such.

     The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Security and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, shall at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published an each Business Day and of general circulation in the City of Bryan, Texas, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

SECTION 1004. Statement by Officers as to Default.

     The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

SECTION 1005. Existence.

     Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence and that of any Major Depository Institution Subsidiary, rights (charter and statutory) and franchises of the Company and any Major Depository Institution Subsidiary; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

SECTION 1006. Limitations on Dividends, Redemptions, Etc.

     The Company will not (1) declare or pay any dividend or make any other distribution on any Junior Securities of the Company, except dividends or distributions payable in Junior Securities of the Company, or (2) purchase, redeem or otherwise acquire or retire for value any Junior Securities of the Company, except Junior Securities acquired upon conversion thereof into other Junior Securities of the Company, or (3) permit a Subsidiary to purchase, redeem or otherwise acquire or retire for value any Junior Securities of the Company, if, upon giving effect to such dividend, distribution, purchase, redemption or other acquisition, a default in the payment of any interest upon any Security when it becomes due and payable or a default in the payment of the principal of (or premium, if any, on) any Security at its Maturity shall have occurred and be continuing.

SECTION 1007. Payment of Taxes and Other Claims.

     The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any Subsidiary; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

SECTION 1008. Maintenance of Properties.

     The Company will cause all properties used or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company from discontinuing the operation or maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders.

SECTION 1009. Waiver of Certain Covenants.

     The Company may, except as otherwise required by law, omit in any particular instance to comply with any covenant or condition set forth in Sections 1007 and 1008, if before or after the time for such compliance the Holders of at least a majority in principal amount of the Debentures at the time Outstanding shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.

SECTION 1010. Maintenance of Status of Subsidiaries as Insured Depository Institutions.

     The Company shall do or cause to be done all things necessary to preserve and keep in full force and effect the status of each of its subsidiaries that is a depsitory institution (including First Federal Savings Bank, Bryan, Texas) as an insured depository institution and do or cause to be done all things necessary to ensure that savings accounts of each such subsidiary are insured by the FDIC or any successor organization up to the maximum amount permitted by 12 U.S.C. Section 1811 et seq. and the regulations thereunder or any succeeding federal law, except as to individual accounts or inerests in employee benefit plans that are not entitled to "pass-through" insurance under 12 U.S.C. Section 1821(a)(1)(D).


                                 ARTICLE ELEVEN
                           Subordination of Securities

SECTION 1101. Securities Subordinate to Senior Indebtedness.

     The Company covenants and agrees, and each Holder of a Security, by his acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article (subject to the provisions of Article Four), the indebtedness represented by the Securities and the payment of the principal of (and premium, if any) and interest on each and all of the Securities are hereby expressly made subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness.

SECTION 1102. Payment Over of Proceeds Upon Dissolution, Etc.

     In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Company or to its creditors, as such, or to its assets, or (b) any liquidation, dissolution or other winding up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of the Company, then and in any such event specified in (a), (b) or (c) above (each such event, if any, herein sometimes referred to as a "Proceeding") the holders of Senior Indebtedness shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all Senior Indebtedness, or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Indebtedness, before the Holders of the Securities are entitled to receive any payment or distribution of any kind or character, whether in cash, property or securities, on account of principal of (or premium, if any) or interest on the Securities or on account of any purchase or other acquisition of Securities by the Company or any Subsidiary of the Company (all such payments, distributions, purchases and acquisitions herein referred to, individually and collectively, as a "Securities Payment"), and to that end the holders of all Senior Indebtedness shall be entitled to receive, for application to the payment thereof, any Securities Payment which may be payable or deliverable in respect of the Securities in any such Proceeding.

     In the event that, notwithstanding the foregoing provisions of this Section, the Trustee or the Holder of any Security shall have received any Securities Payment before all Senior Indebtedness is paid in full or payment thereof provided for in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Indebtedness, and if such fact shall, at or prior to the time of such Securities Payment, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such Securities Payment shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the Company for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all Senior Indebtedness in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

     For purposes of this Article only, the words "any payment or distribution of any kind or character, whether in cash, property or securities" shall not be deemed to include a payment or distribution of capital stock or securities of the Company provided for by a plan of reorganization or readjustment authorized by an order or decree of a court of competent jurisdiction in a reorganization proceeding under any applicable bankruptcy law or of any other corporation provided for by such plan of reorganization or readjustment, which stock or securities are subordinated in right of payment to all then outstanding Senior Indebtedness to substantially the same extent as, or to a greater extent than, the Securities are so subordinated as provided in this Article. The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution or the Company following the conveyance or transfer of all or substantially all of its properties and assets as an entirety to another Person upon the terms and conditions set forth in Article Eight shall not be deemed a Proceeding for the purposes of this Section if the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer such properties and assets as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions set forth in Article Eight.

SECTION 1103. Prior Payment to Senior Indebtedness Upon Acceleration of Securities.

     In the event that any Securities are declared due and payable before their Stated Maturity, then and in such event the holders of the Senior Indebtedness outstanding at the time such Securities so become due and payable shall be entitled to receive payment in full of all amounts due on or in respect of all Senior Indebtedness, or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of such Senior Indebtedness, before the Holders of the Securities are entitled to receive any Securities Payment.

     In the event that, notwithstanding the foregoing, the Company shall make any Securities Payment to the Trustee or any Holder prohibited by the foregoing provisions of this Section, and if such fact shall, at or prior to the time of such Securities Payment, have been made known to the Trustee by delivering to the Trustee the notice required by Section 1110 (unless the Trustee otherwise has actual knowledge) or, as the case may be, such Holder, then and in such event such Securities Payment shall be paid over and delivered forthwith to the Company.

     The provisions of this Section shall not apply to any Securities Payment with respect to which Section 1102 would be applicable.

SECTION 1104. No Payment When Senior Indebtedness in Default.

     In the event and during the continuation of any default in the payment of principal of (or premium, if any) or interest on any Senior Indebtedness beyond any applicable grace period with respect thereto, or in the event that any event of default with respect to any Senior Indebtedness shall have occurred and be continuing and shall have resulted in such Senior Indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, unless and until such event of default shall have been cured or waived or shall have ceased to exist and such acceleration shall have been rescinded or annulled, or in the event any judicial proceeding shall be pending with respect to any such default in payment or event of default, then no Securities Payment shall be made.

     In the event that, notwithstanding the foregoing, the Company shall make any Securities Payment to the Trustee or any Holder prohibited by the foregoing provisions of this Section, and if such fact shall, at or prior to the time of such Securities Payment, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such Securities Payment shall be paid over and delivered forthwith to the Company.

     The provisions of this Section shall not apply to any Securities Payment with respect to which Section 1102 would be applicable.

SECTION 1105. Payment Permitted If No Default.

     Nothing contained in this Article or elsewhere in this Indenture or in any of the Securities shall prevent (a) the Company, at any time except during the pendency of any Proceeding referred to in Section 1102 or under the conditions described in Section 1103 or 1104, from making Securities Payments, or (b) the application by the Trustee of any money deposited with it hereunder to Securities Payments or the retention of such Securities Payment by the Holders, if, at the time of such application by the Trustee, it did not have knowledge that such Securities Payment would have been prohibited by the provisions of this Article.

SECTION 1106. Subrogation to Rights of Holders of Senior Indebtedness.

     Subject to the payment in full of all amounts due or to become due on or in respect of Senior Indebtedness, or the provision for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Indebtedness, the Holders of the Securities shall be subrogated to the extent of the payments or distributions made to the holders of such Senior Indebtedness pursuant to the provisions of this Article (equally and ratably with the holders of all indebtedness of the Company which by its express terms is subordinated to indebtedness of the Company to substantially the same extent as the Securities are subordinated and is entitled to like rights of subrogation) to the rights of the holders of such Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness until the principal of (and premium, if any) and interest on the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Indebtedness by Holders of the Securities or the Trustee, shall, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities, be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness.

SECTION 1107. Provisions Solely to Define Relative Rights.

     The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders on the one hand and the holders of Senior Indebtedness (and, in the case of Section 1116, the creditors in respect of General Obligations) on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional and which, subject to the rights under this Article of the holders of Senior Indebtedness (and the rights under Section 1116 of creditors in respect of General Obligations), is intended to rank equally with all other general obligations of the Company, to pay to the Holders of the Securities the principal of (and premium, if any) and interest on the Securities as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Company of the Holders of the Securities and creditors of the Company other than the holders of Senior Indebtedness; or (c) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness (and under Section 1116 of creditors in respect of General Obligations) to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Holder.

SECTION 1108. Trustee to Effectuate Subordination and Payment Provisions.

     Each Holder of a Security by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination and payment provisions provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes.

SECTION 1109. No Waiver of Subordination Provisions.

     No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

     Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of the Securities to the holders of Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness, or otherwise amend or supplement in any manner Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (iii) release any Person liable in any manner for the collection of Senior Indebtedness; and (iv) exercise or refrain from exercising any rights against the Company and any other Person.

SECTION 1110. Notice to Trustee.

     The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities, unless and until the Trustee shall have received written notice thereof from the Company or a holder of Senior Indebtedness or from any trustee therefor (or from any creditor in respect of General Obligations); and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 601, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this Section at least two Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of (and premium, if any) or interest on, any Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within two Business Days prior to such date.

     Subject to the provisions of Section 601, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness or a trustee therefor (or a creditor in respect of General Obligations) to establish that such notice has been given by a holder of Senior Indebtedness or a trustee therefor (or a creditor in respect of General Obligations). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness (or a creditor in respect of General Obligations) to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness (or General Obligations) held by such Person, the extent to which such person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

SECTION 1111. Reliance on Judicial Order or Certificate of Liquidating Agent.

     Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee, subject to the provisions of Section 601, and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such Proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness and other indebtedness of the Company (and the creditors in respect of General Obligations), the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

SECTION 1112. Trustee Not Fiduciary for Holders of Senior Indebtedness (or Creditors in Respect of General Obligations).

     The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness (or creditors in respect of General Obligations) and it undertakes to perform or observe only such of its covenants and obligations as are specifically set forth in this

Article, and no implied covenants or obligations with respect to the Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be liable to any such holders (or creditors in respect of General Obligations) if it shall in good faith mistakenly pay over or distribute to Holders of Securities or to the Company or to any other Person cash, property or securities to which any holders of Senior Indebtedness (or creditors in respect of General Obligations) shall be entitled by virtue of this Article or otherwise.

SECTION 1113. Rights of Trustee as Holder of Senior  Indebtedness (or Creditor);
              Preservation of Trustee's Rights.

     The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness which may at any time be held by it (and with respect to any General Obligations owed to the Trustee as a creditor), to the same extent as any other holder of Senior Indebtedness (or creditors in respect of General Obligations), and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder (or creditor in respect of General Obligations).

     Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 607.

SECTION 1114. Article Applicable to Paying Agents.

     In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this
Article in  addition  to or in place of the  Trustee;  provided,  however,  that
Section 1113 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

SECTION 1115. Payment of Proceeds in Certain Cases.

     (a) Upon the occurrence of any Proceeding referred to in Section 1102, the provisions of that Section shall be given effect to determine the amount of cash, property or securities which may be payable or deliverable as between the holders of Senior Indebtedness, on the one hand, and the Holders of Securities, on the other hand.

     (b) If, after giving effect to the provisions of Section 1102 and Section 1107, any amount of cash, property or securities shall be available for payment or distribution in respect of the Securities ("Excess Proceeds"), and any creditors in respect of General Obligations shall not have received payment in full of all amounts due or to become due on or in respect of such General Obligations, then such Excess Proceeds shall first be applied (ratably with any amount of cash, property or securities available for payment or distribution in respect of any other indebtedness of the Company that by its express terms provides for the payment over of amounts corresponding to Excess Proceeds to creditors in respect of General Obligations) to pay or provide for the payment of the General Obligations remaining unpaid, to the extent necessary to pay all General Obligations in full, after giving effect to any concurrent payment or distribution to or for creditors in respect of General obligations. Any Excess Proceeds remaining after the payment (or provision for payment) in full of all General Obligations shall be available for payment or distribution in respect of the Securities.

     (c) In the event that, notwithstanding the foregoing provisions of subsection (b) of this Section, the Trustee or Holder of any Security shall have received any Securities Payment before all General Obligations are paid in full or payment thereof duly provided for, and if such fact shall, at or prior to the time of such payment or distribution have been made known to the Trustee or, as the case may be, such Holder, then and in such event, subject to any obligation that the Trustee or such Holder may have pursuant to Section 1102, such Securities Payment shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the Company for payment in accordance with subsection (b) of this section.

     (d) Subject to the payment in full of all General Obligations, the Holders of the Securities shall be subrogated (equally and ratably with the holders of all indebtedness of the Company that by its express terms provides for the payment over of amounts corresponding to Excess Proceeds to creditors in respect of General Obligations and is entitled to like rights of subrogation) to the rights of the creditors in respect of General Obligations to receive payments and distributions of cash, property and securities applicable to the General Obligations until the principal of and interest on the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to creditors in respect of General Obligations of any cash, property or securities to which Holders of the Securities or the Trustee would be entitled except for the provisions of this Section, and no payments over pursuant to the provisions of this Section to creditors in respect of General Obligations by Holders of Securities or the Trustee, shall, as among the Company, its creditors other than creditors in respect of General Obligations and the Holders of Securities be deemed to be a payment or distribution by the Company to or on account of the General Obligations.

     (e) The provisions of subsections (b), (c) and (d) of this Section are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities, on the one hand, and the creditors in respect of General Obligations, on the other hand, after giving effect to the rights of the holders of Senior Indebtedness, as provided in this Article. Nothing contained in subsections (b), (c) and (d) of this Section is intended to or shall affect the relative rights against the Company of the Holders of the Securities and (1) the holders of Senior Indebtedness or (2) other creditors of the Company other than creditors in respect of General Obligations.

                                 ARTICLE TWELVE
                                  Miscellaneous

     SECTION 1201. Rules by Trustee, Paying Agent and Registrar. The Trustee may make reasonable rules for action by or a meeting of Holders, and any Registrar or Paying Agent may make reasonable rules for their respective functions; provided that no such rule shall conflict with the terms of this Indenture or the Trust Indenture Act.

     SECTION 1202. Counterparts. This Indenture may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     SECTION 1203. Further Instruments and Acts. Upon requrest of the Trustee, the Company will execute and deliver such further instruments and do such further acts as may be reasonably necessary or porper to carry out more effectively the purposes of this Indenture.

        IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


                                               THE BRYAN-COLLEGE STATION COMPANY


                                               By
                                                  ------------------------------

Attest:

---------------------


                                              [TRUSTEE]


                                                By
                                                  ------------------------------



Attest:

---------------------

STATE OF TEXAS                         )       ss.:
COUNTY OF _________                    )

     On ________________, before me, ____________, a Notary Public in and for the State of Texas, personally appeared , the of the corporations described in and which executed the foregoing instrument, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he or she executed the within instrument in his or her authorized capacity and that, by his or her signature on the foregoing instrument, the person or entity upon behalf of which he or she acted executed the foregoing instrument.

WITNESS my hand and official seal.



Signature


STATE OF _____________) ss.:
COUNTY OF ____________)

     On , 1997, before me, , a Notary Public in and for the State of Illinois, personally appeared , one of the corporations described in and which executed the foregoing instrument, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he or she executed the within instrument in his or her authorized capacity and that, by his or her signature on the foregoing instrument, the person or entity upon behalf of which he or she acted executed the foregoing instrument.

WITNESS my hand and official seal.



Signature                                                                (Seal)
         ------------------------------